Significant Accounting Policies (Details) - USD ($) $ in Thousands	Jun. 30, 2019	Jan. 01, 2019	Dec. 31, 2018
Composition of right-of-use assets by type:
Property	$ 3,059	$ 3,310
Vehicles	156	156
Total right-of-use asset	3,215	3,466
Composition of lease liabilities recognized as of January 1, 2019:
Current lease liabilities	604	484
Non-current lease liabilities	3,004	3,008
Total lease liabilities	$ 3,608	$ 3,492